# EXHIBIT 1.1

# Articles of Catalyst Paper Corporation

Industry Canada / Industrie Canada

Canada Business Corporations Act / Loi canadienne sur les sociétés par actions

# FORM 14 ARTICLES OF REORGANIZATION (SECTION 191)

# FORMULAIRE 14 CLAUSES DE RÉORGANISATION (ARTICLE 191)

| 1 – Name of Corporation - Dénomination sociale de la société | 2 – Corporation No. - N° de la société |
|---|---|
| CATALYST PAPER CORPORATION | 3937615 |

3 – In accordance with the order for reorganization, the articles of incorporation are amended as follows:

Conformément à l'ordonnance de réorganisation, les statuts constitutifs sont modifiés comme suit :

See Schedule attached.

| Signature | Printed Name - Nom en lettres moulées | 4 – Capacity of - En qualité de | 5 – Tel. N°. - N° de tél. |
|---|---|---|---|
| [signature] | DAVID ADDERLEY | VICE PRESIDENT & GENERAL COUNSEL | 604. 247.4400 |

FOR DEPARTMENTAL USE ONLY - À L'USAGE DU MINISTÈRE SEULEMENT

Canada

3. In accordance with the Order for reorganization attached hereto, the articles of amalgamation are amended as follows:

(a) to redesignate the "Common Shares" as the "Old Common Shares";

(b) to create a new class of shares consisting of an unlimited number of "New Common Shares";

(c) to provide that, after giving effect to the foregoing, the Corporation is authorized to issue an unlimited number of Old Common Shares, an unlimited number of New Common Shares and 100,000,000 Preferred Shares;

(d) to delete the rights, privileges, restrictions and conditions attached to the Old Common Shares (formerly Common Shares) and to substitute therefor the following:

**Old Common Shares**

The holders of the Old Common Shares are entitled:

(i) to vote at all meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote;

(ii) subject to the rights, privileges, restrictions and conditions attaching to shares of any other class or series of shares of the Corporation, to receive any dividends declared and payable by the Corporation on the Old Common Shares; and

(iii) subject to the rights, privileges, restrictions and conditions attaching to shares of any other class or series of shares of the Corporation, to receive the remaining property of the Corporation on the dissolution of the Corporation pro rata with the holders of the New Common Shares.

(e) to provide that the rights, privileges, restrictions and conditions attached to the New Common Shares shall be as follows:

**New Common Shares**

The holders of the New Common Shares are entitled:

(i) to vote at all meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote;

(ii) subject to the rights, privileges, restrictions and conditions attaching to shares of any other class or series of shares of the Corporation, to receive any dividends declared and payable by the Corporation on the New Common Shares; and

(iii) subject to the rights, privileges, restrictions and conditions attaching to shares of any other class or series of shares of the Corporation, to receive the remaining property of the Corporation on the dissolution of the Corporation pro rata with the holders of the Old Common Shares.

(f) to provide that, after giving effect to the foregoing, the stated capital account to be maintained for the Old Common Shares shall be equal to the stated capital account of the Common Shares immediately prior to the date hereof, which amount may be adjusted from time to time in accordance with the *Canada Business Corporations Act*, as now enacted or as the same may from time to time be amended, reenacted or replaced (the "**CBCA**") or by court order, and the stated capital account to be maintained for the New Common Shares

shall be $0, which amount may be adjusted from time to time in accordance with the CBCA, or by court order.

(g) to confirm that the rights, privileges, restrictions and conditions attached to the Preferred Shares shall be as follows:

**Preferred Shares**

The Preferred Shares may at any time and from time to time be issued in one or more series. The directors may from time to time by resolution passed before the issue of any shares of any particular series of Preferred Shares fix the number of shares in, and determine the designation of the shares of, that series, and determine the rights, privileges, restrictions and conditions attaching to the Preferred Shares of that series, including, without limitation, the rate or amount of dividends, whether cumulative, non-cumulative or partially cumulative, the dates, places and currencies of payment thereof, the consideration for, and the terms and conditions of, any purchase for cancellation or redemption thereof, including redemption after a fixed term or at a premium, conversion or exchange rights, the terms and conditions of any share purchase plan or sinking fund, restrictions respecting payment of dividends on, or the repayment of capital in respect of, any other shares of the Corporation, provided that, except for such voting rights as may be attached to any series of the Preferred Shares by the directors, the holders of Preferred Shares shall not be entitled as such to receive notice of or to attend or vote at any general meeting of the Corporation.

Industry Canada | Industrie Canada
Canada Business Corporations Act | Loi canadienne sur les sociétés par actions

# FORM 14 ARTICLES OF REORGANIZATION (SECTION 191)
# FORMULAIRE 14 CLAUSES DE RÉORGANISATION (ARTICLE 191)

| 1 – Name of Corporation - Dénomination sociale de la société | 2 – Corporation No. - N° de la société |
|---|---|
| CATALYST PAPER CORPORATION | 3937615 |

3 – In accordance with the order for reorganization, the articles of incorporation are amended as follows:

Conformément à l'ordonnance de réorganisation, les statuts constitutifs sont modifiés comme suit :

(a) to reduce the stated capital of the Old Common Shares by $134,534,000, less the fair market value of the New Common Shares to be issued on the business day following the date hereof in accordance with the said order of reorganization; and

(b) to increase the stated capital of the New Common Shares by $134,534,000 less the fair market value of the New Common Shares to be issued on the business day following the date hereof in accordance with the said order of reorganization.

| Signature | Printed Name - Nom en lettres moulées | 4 – Capacity of - En qualité de | 5 – Tel. N°. - N° de tél. |
|---|---|---|---|
| [signature] | David Adderley | Vice President & General Counsel | 604.247.4400 |

FOR DEPARTMENTAL USE ONLY - À L'USAGE DU MINISTÈRE SEULEMENT

Industry Canada | Industrie Canada

Canada Business Corporations Act | Loi canadienne sur les sociétés par actions

# FORM 14
# ARTICLES OF REORGANIZATION
# (SECTION 191)

# FORMULAIRE 14
# CLAUSES DE RÉORGANISATION
# (ARTICLE 191)

| 1 -- Name of Corporation - Dénomination sociale de la société | 2 -- Corporation No. - Nº de la société |
|---|---|
| CATALYST PAPER CORPORATION | 3937615 |

3 -- In accordance with the order for reorganization, the articles of incorporation are amended as follows:

Conformément à l'ordonnance de réorganisation, les statuts constitutifs sont modifiés comme suit :

See Schedule attached.

| Signature | Printed Name - Nom en lettres moulées | 4 -- Capacity of - En qualité de | 5 -- Tel. Nº. - Nº de tél. |
|---|---|---|---|
| [signature] | DAVID ADDERLEY | VICE PRESIDENT & GENERAL COUNSEL | 604.247.4400 |

FOR DEPARTMENTAL USE ONLY - À L'USAGE DU MINISTÈRE SEULEMENT

IC3409 (2003/06)

Canada

3. In accordance with the Order for reorganization attached hereto, the articles of amalgamation are amended as follows:

(a) to cancel and eliminate the Old Common Shares, which Old Common Shares shall be of no further force and effect, whether surrendered for cancellation or otherwise, and the obligation of the Corporation thereunder or in any way related thereto shall be deemed to be satisfied and discharged and the holders of the Old Common Shares shall have no further rights or interest in the Corporation on account thereof and to delete the rights, privileges, restrictions and conditions attached to the Old Common Shares;

(b) to rename the "New Common Shares" as the "Common Shares";

(c) to confirm that the stated capital of the Common Shares is $134,534,000, which amount may be adjusted from time to time in accordance with the *Canada Business Corporations Act*, as now enacted or as the same may from time to time be amended, reenacted or replaced (the "**CBCA**") or by court order;

(d) to provide that, after giving effect to the foregoing, the Corporation is authorized to issue an unlimited number of Common Shares and 100,000,000 Preferred Shares; and

(e) to confirm that, subject to the requirements of the CBCA, "the classes and any maximum number of shares that the Corporation is authorized to issue" are as follows:

**<u>Authorized Capital</u>**

An unlimited number of Common Shares and 100,000,000 Preferred Shares.

**<u>Common Shares</u>**

The holders of the Common Shares are entitled:

(i) to vote at all meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote;

(ii) subject to the rights, privileges, restrictions and conditions attaching to shares of any other class or series of shares of the Corporation, to receive any dividends declared and payable by the Corporation on the Common Shares; and

(iii) subject to the rights, privileges, restrictions and conditions attaching to shares of any other class or series of shares of the Corporation, to receive the remaining property of the Corporation on the dissolution of the Corporation.

**<u>Preferred Shares</u>**

The Preferred Shares may at any time and from time to time be issued in one or more series. The directors may from time to time by resolution passed before the issue of any shares of any particular series of Preferred Shares fix the number of shares in, and determine the designation of the shares of, that series, and determine the rights, privileges, restrictions and conditions attaching to the Preferred Shares of that series, including, without limitation, the rate or amount of dividends, whether cumulative, non-cumulative or partially cumulative, the dates, places and currencies of payment thereof, the consideration for, and the terms and conditions of, any purchase for cancellation or redemption thereof, including redemption after a fixed term or at a premium, conversion or exchange rights, the terms and conditions of any share purchase plan or sinking fund, restrictions respecting payment of dividends on, or the repayment of capital in respect of, any other shares of the Corporation, provided that, except for such voting rights as may be attached to any series of the Preferred Shares by the directors, the holders of Preferred Shares shall not be entitled as such to receive notice of or to attend or vote at any general meeting of the Corporation.

Industry Canada | Industrie Canada

**Certificate of Amendment** | **Certificat de modification**

**Canada Business Corporations Act** | **Loi canadienne sur les sociétés par actions**

| | |
|---|---|
| **Catalyst Paper Corporation** | **393761-5** |
| Name of corporation-Dénomination de la société | Corporation number-Numéro de la société |

I hereby certify that the articles of the above-named corporation were amended:

Je certifie que les statuts de la société susmentionnée ont été modifiés:

| | | |
|---|---|---|
| a) under section 13 of the *Canada Business Corporations Act* in accordance with the attached notice; | ☐ | a) en vertu de l'article 13 de la *Loi canadienne sur les sociétés par actions*, conformément à l'avis ci-joint; |
| b) under section 27 of the *Canada Business Corporations Act* as set out in the attached articles of amendment designating a series of shares; | ☐ | b) en vertu de l'article 27 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes désignant une série d'actions; |
| c) under section 179 of the *Canada Business Corporations Act* as set out in the attached articles of amendment; | ☑ | c) en vertu de l'article 179 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes; |
| d) under section 191 of the *Canada Business Corporations Act* as set out in the attached articles of reorganization; | ☐ | d) en vertu de l'article 191 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses de réorganisation ci-jointes; |

[signature]

Richard G. Shaw
Director - Directeur

**October 3, 2005 / le 3 octobre 2005**

Date of Amendment - Date de modification

Canada

| Industry Canada | Industrie Canada | FORM 4 | FORMULE 4 |
|---|---|---|---|
| Canada Business Corporations Act | Loi canadienne sur les sociétés par actions | ARTICLES OF AMENDMENT (SECTIONS 27 OR 177) | CLAUSES MODIFICATRICES (ARTICLES 27 OU 177) |

1 — Name of the Corporation – Dénomination sociale de la société

Norske Skog Canada Limited

2 — Corporation No. – N° de la société

3937615

3 — The articles of the above-named corporation are amended as follows: Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:

Article 1 of the Articles of Amalgamation of the Corporation be amended as follows:

Catalyst Paper Corporation

| Signature | Printed Name – Nom en lettres moulées | 4 — Capacity of – En qualité de | 5 — Tel. No. – N° de tél. |
|---|---|---|---|
| | Valerie B. Seager | Authorized Officer | |

RECEPT CORP
3 OCT '05 12:25

IC 3069 (2003/06)

00219.01045.MJR.2607414.1

BRITISH COLUMBIA

*NUMBER:* **A0055302**

# CERTIFICATE
# OF
# CHANGE OF NAME
# FOR AN
# EXTRAPROVINCIAL
# COMPANY

***BUSINESS CORPORATIONS ACT***

***I Hereby Certify that***

**NORSKE SKOG CANADA LIMITED**

**has on October 3, 2005, at 02:24 PM Pacific Time filed documents evidencing its change of name to**

**CATALYST PAPER CORPORATION**

*Issued under my hand at Victoria, British Columbia, on October 3, 2005*

RON TOWNSHEND
*Registrar of Companies*
PROVINCE OF BRITISH COLUMBIA
CANADA

Industry Canada / Industrie Canada

**Corporations Directorate**
9th floor
Jean Edmonds Towers South
365 Laurier Avenue West
Ottawa, Ontario K1A 0C8

**Direction générale des Corporations**
9e étage
Tour Jean Edmonds sud
365, avenue Laurier ouest
Ottawa (Ontario) K1A 0C8

**November 9, 2001 / le 9 novembre 2001**

Your file - Votre référence

MARIA D. PREOVOLOS
LAWSON LUNDELL
925 WEST GEORGIA STREET
1600 CATHEDRAL PLACE
VANCOUVER BRITISH COLUMBIA
V6C 3L2

Our file - Notre référence
393757-7

Re - Objet
**Norske Skog Canada Limited**

Enclosed herewith is the document issued in the above matter.

A notice of issuance of CBCA documents will be published in the *Canada Corporations Bulletin*. A notice of issuance of CCA documents will be published in the *Canada Corporations Bulletin* and the *Canada Gazette*.

IF A NAME OR CHANGE OF NAME IS INVOLVED, THE FOLLOWING CAUTION SHOULD BE OBSERVED:

This name is available for use as a corporate name subject to and conditional upon the applicants assuming full responsibility for any risk of confusion with existing business names and trade marks (including those set out in the relevant NUANS search report(s)). Acceptance of such responsibility will comprise an obligation to change the name to a dissimilar one in the event that representations are made and established that confusion is likely to occur. The use of any name granted is subject to the laws of the jurisdiction where the company carries on business.

Vous trouverez ci-inclus le document émis dans l'affaire précitée.

Un avis de l'émission de documents en vertu de la LCSA sera publié dans le *Bulletin des sociétés canadiennes*. Un avis de l'émission de documents en vertu de la LCC sera publié dans le *Bulletin des sociétés canadiennes* et dans la *Gazette du Canada*.

S'IL EST QUESTION D'UNE DÉNOMINATION SOCIALE OU D'UN CHANGEMENT DE DÉNOMINATION SOCIALE, L'AVERTISSEMENT SUIVANT DOIT ÊTRE RESPECTÉ :

Cette dénomination sociale est disponible en autant que les requérants assument toute responsabilité de risque de confusion avec toutes dénominations commerciales et toutes marques de commerce existantes (y compris celles qui sont citées dans le(s) rapport(s) de recherches de NUANS pertinent(s)). Cette acceptation de responsabilité comprend l'obligation de changer la dénomination de la société en une dénomination différente advenait le cas où des représentations sont faites établissant qu'il y a une probabilité de confusion. L'utilisation de tout nom octroyé est sujette à toute loi de la juridiction où la société exploite son entreprise.

Maurice Séguin

For the Director General, Corporations Directorate

pour le Directeur général, Direction générale des Corporations

Canada

Consumer and Corporate Affairs Canada

*Canada Business Corporations Act*

# FORM 11
# ARTICLES OF CONTINUANCE
# (SECTION 187)

1 — Name of corporation

Norske Skog Canada Limited

2 — The place in Canada where the registered office is to be situated

Greater Vancouver Regional District, British Columbia

3 — The classes and any maximum number of shares that the corporation is authorized to issue

See attached schedule.

4 — Restrictions, if any, on share transfers

N/A

5 — Number (or minimum and maximum number) of directors

See attached schedule.

6 — Restrictions, if any, on business the corporation may carry on

N/A

7 — (1) If change of name effected, previous name

N/A

(2) Details of incorporation

See attached schedule

8 — Other provisions, if any

See attached schedule.

| Date | Signature | Title |
|---|---|---|
| August 27, 2001 | [signature] | Vice-President, Finance, CFO and Secretary |

00218.75283.JTC.2106521.2

FOR DEPARTMENT USE ONLY

Corporation No. 393751-7

Filed August 27, 2001

CCA 1391 (02-89) 46

*Canada Business Corporations Act*

**FORM 11**
**ARTICLES OF CONTINUANCE**
**(SECTION 187)**

Norske Skog Canada Limited
(name of corporation)

ITEM 3 – "THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE"

Authorized Capital

An unlimited number of Common Shares and 100,000,000 Preferred Shares.

Rights, Privileges, Restrictions and Conditions

Common Shares

The holders of the Common Shares are entitled:

(i) to vote at all meetings of shareholders, except meetings at which only holders of shares of a specified class or series of shares are entitled to vote;

(ii) subject to the rights, privileges, restrictions and conditions attaching to shares of any other class or series of shares of the Corporation, to receive any dividends declared and payable by the Corporation on the Common Shares; and

(iii) subject to the rights, privileges, restrictions and conditions attaching to shares of any other class or series of shares of the Corporation, to receive the remaining property of the Corporation on the dissolution of the Corporation.

Preferred Shares

The Preferred Shares may at any time and from time to time be issued in one or more series. The directors may from time to time by resolution passed before the issue of any shares of any particular series of Preferred Shares fix the number of shares in, and determine the designation of the shares of, that series, and determine the rights, privileges, restrictions and conditions attaching to the Preferred Shares of that series, including, without limitation, the rate or amount of dividends, whether cumulative, non-cumulative or partially cumulative, the dates, places and currencies of payment thereof, the consideration for, and the terms and conditions of, any purchase for cancellation or redemption thereof, including redemption after a fixed term or at a premium, conversion or exchange rights, the terms and conditions of any share purchase plan or sinking fund, restrictions respecting payment of dividends on, or the repayment of capital in respect of, any other shares of the Corporation, provided that, except for such voting rights as may be attached to any series of the Preferred Shares by the directors, the holders of Preferred Shares shall not be entitled as such to receive notice of or to attend or vote at, any general meeting of the Corporation.

ITEM 5 - "NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS"

A minimum of three and a maximum of 15 directors.

The directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual general meeting of the shareholders of the Corporation, provided the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of the shareholders of the Corporation.

ITEM 7(2) - "DETAILS OF INCORPORATION"

Norske Skog Canada Limited was a company formed by the amalgamation under the laws of the Province of British Columbia on December 30, 1971 of its principal predecessor company, British Columbia Forest Products Limited, and 24 of its wholly owned subsidiary companies. The principal predecessor company was incorporated by certificate of incorporation, with memorandum and articles, under the laws of the Province of British Columbia on January 31, 1946. On September 2, 1988, British Columbia Forest

Products Limited changed its name to Fletcher Challenge Canada Limited. On December 15, 2000, Fletcher Challenge Canada Limited changed its name to Norske Skog Canada Limited.

ITEM 8- "OTHER PROVISIONS"

Without in any way limiting the powers conferred upon the Corporation and its directors by the *Canada Business Corporations Act*, the directors may, from time to time, in such amounts and on such terms as they deem expedient, charge, mortgage, hypothecate, pledge, or grant any form of security interest in, all or any of the currently owned or subsequently acquired property of the Corporation, real or personal, moveable or immoveable, including its undertaking, book debts, rights, powers and franchises, to secure any debt obligation or any money borrowed or other debt or liability of the Corporation.

BRITISH COLUMBIA

*NUMBER:* **A-55302**

***COMPANY ACT***

# CERTIFICATE OF REGISTRATION

***I Hereby Certify that***

**NORSKE SKOG CANADA LIMITED**

has this day been registered as an extraprovincial company under the *Company Act*

***Issued under my hand at Victoria, British Columbia***

***on September 10, 2001***

JOHN S. POWELL
*Registrar of Companies*
PROVINCE OF BRITISH COLUMBIA
CANADA

Industry Canada — Industrie Canada

**Certificate of Amalgamation**

**Canada Business Corporations Act**

**Certificat de fusion**

**Loi canadienne sur les sociétés par actions**

| Norske Skog Canada Limited | 393761-5 |
| --- | --- |
| Name of corporation-Dénomination de la société | Corporation number-Numéro de la société |

I hereby certify that the above-named corporation resulted from an amalgamation, under section 185 of the *Canada Business Corporations Act*, of the corporations set out in the attached articles of amalgamation.

Je certifie que la société susmentionnée est issue d'une fusion, en vertu de l'article 185 de la *Loi canadienne sur les sociétés par actions*, des sociétés dont les dénominations apparaissent dans les statuts de fusion ci-joints.

Director - Directeur

**September 1, 2001 / le 1 septembre 2001**

Date of Amalgamation - Date de fusion

Canada

Consumer and Corporate Affairs Canada

*Canada Business Corporations Act*

# FORM 9
# ARTICLES OF AMALGAMATION
# (SECTION 185)

1 — Name of amalgamated corporation

Norske Skog Canada Limited

2 — The place in Canada where the registered office is to be situated

Greater Vancouver Regional District, British Columbia

3 — The classes and any maximum number of shares that the corporation is authorized to issue

See attached schedule.

4 — Restrictions, if any, on share transfers

N/A

5 — Number (or minimum and maximum number) of directors

See attached schedule.

6 — Restrictions, if any, on business the corporation may carry on

N/A

7 — Other provisions, if any

See attached schedule

8 — The amalgamation has been approved pursuant to that section or subsection of the Act which is indicated as follows:

- [ ] 183
- [x] 184(1)
- [ ] 184(2)

| 9 — Name of the amalgamating corporations | Corporation No. | Signature | Date | Title |
|---|---|---|---|---|
| Norske Skog Canada Limited | 393757-7 | [signature] | 30/08/01 | Vice-President, Finance, CFO and Secretary |
| Pacifica Papers Inc. | 393760-7 | [signature] | 30/08/01 | Director |
| | | | | |
| | | | | |

| FOR DEPARTMENT USE ONLY Corporation No. | Filed |
|---|---|
| 393 76d-5 | August 30, 2001 |

7530-21-936-1390(01-93)46

Item 20.2.3

00218.75263.CIC.2126981.2

Industry Canada | Industrie Canada

**Certificate of Continuance**

**Canada Business Corporations Act**

**Certificat de prorogation**

**Loi canadienne sur les sociétés par actions**

**Norske Skog Canada Limited**

Name of corporation-Dénomination de la société

**393757-7**

Corporation number-Numéro de la société

I hereby certify that the above-named corporation was continued under section 187 of the *Canada Business Corporations Act*, as set out in the attached articles of continuance.

Je certifie que la société susmentionnée a été prorogée en vertu de l'article 187 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses de prorogation ci-jointes.

Director - Directeur

**August 27, 2001 / le 27 août 2001**

Date of Continuance - Date de la prorogation

Canada

*Canada Business Corporations Act*

**FORM 9**
**ARTICLES OF AMALGAMATION**
**(SECTION 185)**

Norske Skog Canada Limited
(name of corporation)

**ITEM 3 – "THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE"**

Authorized Capital

An unlimited number of Common Shares and 100,000,000 Preferred Shares.

Rights, Privileges, Restrictions and Conditions

Common Shares

The holders of the Common Shares are entitled:

(i) to vote at all meetings of shareholders, except meetings at which only holders of shares of a specified class or series of shares are entitled to vote;

(ii) subject to the rights, privileges, restrictions and conditions attaching to shares of any other class or series of shares of the Corporation, to receive any dividends declared and payable by the Corporation on the Common Shares; and

(iii) subject to the rights, privileges, restrictions and conditions attaching to shares of any other class or series of shares of the Corporation, to receive the remaining property of the Corporation on the dissolution of the Corporation.

Preferred Shares

The Preferred Shares may at any time and from time to time be issued in one or more series. The directors may from time to time by resolution passed before the issue of any shares of any particular series of Preferred Shares fix the number of shares in, and determine the designation of the shares of, that series, and determine the rights, privileges, restrictions and conditions attaching to the Preferred Shares of that series, including, without limitation, the rate or amount of dividends, whether cumulative, non-cumulative or partially cumulative, the dates, places and currencies of payment thereof, the consideration for, and the terms and conditions of, any purchase for cancellation or redemption thereof, including redemption after a fixed term or at a premium, conversion or exchange rights, the terms and conditions of any share purchase plan or sinking fund, restrictions respecting payment of dividends on, or the repayment of capital in respect of, any other shares of the Corporation, provided that, except for such voting rights as may be attached to any series of the Preferred Shares by the directors, the holders of Preferred Shares shall not be entitled as such to receive notice of or to attend or vote at, any general meeting of the Corporation.

**ITEM 5 - "NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS"**

A minimum of three and a maximum of 15 directors.

The directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual general meeting of the shareholders of the Corporation, provided the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of the shareholders of the Corporation.

**ITEM 7 - "OTHER PROVISIONS"**

Without in any way limiting the powers conferred upon the Corporation and its directors by the *Canada Business Corporations Act*, the directors may, from time to time, in such amounts and on such terms as they deem expedient, charge, mortgage, hypothecate, pledge, or grant any form of security interest in, all or any of the currently owned or subsequently acquired property of the

Corporation, real or personal, moveable or immoveable, including its undertaking, book debts, rights, powers and franchises, to secure any debt obligation or any money borrowed or other debt or liability of the Corporation.

BRITISH COLUMBIA

*NUMBER:* **105483**

# CERTIFICATE OF CHANGE OF NAME

***COMPANY ACT***

***I Hereby Certify that***

FLETCHER CHALLENGE CANADA LIMITED

has this day changed its name to

**NORSKE SKOG CANADA LIMITED**

*Issued under my hand at Victoria, British Columbia on December 15, 2000*

JOHN S. POWELL
*Registrar of Companies*
**PROVINCE OF BRITISH COLUMBIA**
**CANADA**

I CERTIFY THIS IS A COPY OF A DOCUMENT FILED ON

DEC 15 2000

JOHN S. POWELL
REGISTRAR OF COMPANIES
PROVINCE OF BRITISH COLUMBIA

**Province of British Columbia**

**FORM 19**
*(Section 348)*

Certificate of Incorporation No. 0105483

**COMPANY ACT**

**SPECIAL RESOLUTION**

The following special resolution was passed by the undermentioned company on the date stated:

Name of Company: Fletcher Challenge Canada Limited

Date resolution passed: October 26, 2000

Resolution:

> "RESOLVED, as a special resolution, that the name of the Company be changed from Fletcher Challenge Canada Limited to Norske Skog Canada Limited and paragraph 1 of the Memorandum of the Company be altered so that it shall be in the form of paragraph 1 in the Memorandum set out in the schedule to this resolution."

Certified a true copy the 6th day of December, 2000.

LAWSON LUNDELL LAWSON & McINTOSH

Per: ______________________
*(Signature)*

Solicitors
*(Relationship to company)*

JOHN T. C. CHRISTIAN
*Barrister & Solicitor*
1600 - 925 W. GEORGIA ST.
VANCOUVER, B.C. V6C 3L2
(604) 685-3456

**Schedule**

Altered Memorandum

(As altered by Special Resolution of the Members passed October 26, 2000)

Province of British Columbia
*Company Act*

# MEMORANDUM

of

Norske Skog Canada Limited

---

1. The name of the Company is Norske Skog Canada Limited

2. The authorized capital of the Company consists of 250,000,000 shares without par value, divided into 100,000,000 Class B Preferred Shares, of which 1,572,926 shares are designated Series 1 Class B Preferred Shares, and 150,000,000 Class A Common Shares.

Province of British Columbia

I CERTIFY THIS IS A COPY OF A DOCUMENT FILED ON

MAY 12 1997

JOHN S. POWELL
REGISTRAR OF COMPANIES
PROVINCE OF BRITISH COLUMBIA

20

**FORM 21**
*(Section 371)*

Certificate of Incorporation No. 105483

**COMPANY ACT**

# RESOLUTION OF DIRECTORS

The following resolution was passed by all of the directors of the undermentioned Company on the date stated:

Name of Company: Fletcher Challenge Canada Limited

Date resolution passed: April 29, 1997

Resolution:

"**RESOLVED** that, pursuant to the provisions of Article 25.1 of the Articles of the Company:

(a) the number of Class B Preferred Shares in the capital of the Company to constitute the first series of such shares be fixed at 1,572,926;

(b) the designation of the first series of Class B Preferred Shares be determined as "Series 1 Class B Preferred Shares";

(c) paragraph 2 of the Memorandum be altered to be as follows:

"2. The authorized capital of the Company consists of 250,000,000 shares without par value divided into 100,000,000 Class B Preferred Shares, of which 1,572,926 shares are designated Series 1 Class B Preferred Shares, and 150,000,000 Class A Common Shares.";

(d) there be attached to the Series 1 Class B Preferred Shares the special rights and restrictions set out in Part 26 of the Articles of the Company as adopted by paragraph (e) of this resolution; and

(e) pursuant to Article 25.1, the Articles of the Company be altered by adding the following as Part 26 thereof, namely:

"Part 26

SPECIAL RIGHTS AND RESTRICTIONS ATTACHED TO SERIES 1 CLASS B PREFERRED SHARES

26.1 The Series 1 Class B Preferred Shares shall have attached thereto the following special rights and restrictions:

(i) Non-Voting

The Series 1 Class B Preferred Shares shall be subject to the restriction that the holders thereof shall not be entitled as such to receive notice of, or to attend or vote at, any general meeting of the Company.

(ii) Dividends

The holders of the Series 1 Class B Preferred Shares shall be entitled to receive, and the Company will pay thereon, as and when declared by the Directors in their sole discretion, out of funds or assets of the Company properly applicable to the payment of dividends, dividends in such amounts as the Directors in their sole discretion shall determine. The Directors may at any time declare and pay such dividends exclusively to the holders of the Series 1 Class B Preferred Shares without declaring or paying any corresponding dividend to the holders of the Class A Common Shares. The Directors may at any time declare and pay dividends exclusively to the holders of the Class A Common Shares without declaring or paying any corresponding dividend to the holders of the Series 1 Class B Preferred Shares.

(iii) Retraction

Subject to applicable law, a holder of Series 1 Class B Preferred Shares shall be entitled to require the Company to redeem all at any time, or any part from time to time, of the Series 1 Class B Preferred Shares registered in the name of the holder in accordance with the following rules and procedures:

(a) the redemption price for each Series 1 Class B Preferred Share is One Hundred Dollars ($100) plus an amount equal to any dividends declared thereon but unpaid at the Redemption Date (as defined in clauses (b) and (h) below) (together, the "Retraction Amount");

(b) subject to clause (h), the holder shall send written notice of the redemption to the Company at its registered office at least 21 days before the date specified for redemption in such notice (the "Redemption Date"), and also specifying the number of Series 1 Class B Preferred Shares held by the holder to be redeemed. If Series 1 Class B Preferred Shares are held by any person in addition to the holder that gave the notice, the Company shall promptly send a copy of such notice to each such person, and each such person may within 14 days thereafter send a like notice of redemption to

the Company except that the date specified for redemption shall be the Redemption Date;

(c) on or after the Redemption Date, the Company will, on presentation and surrender at the registered office of the Company of the certificate representing a Series 1 Class B Preferred Share to be redeemed, pay or cause to be paid, to or to the order of the holder of the Series 1 Class B Preferred Share, the Retraction Amount therefor;

(d) a Series 1 Class B Preferred Share in respect of which the Retraction Amount is paid as provided in this Article is thereupon redeemed and cancelled and returned to the status of an authorized but unissued share in the capital of the Company, and the certificate representing the Series 1 Class B Preferred Share will be cancelled;

(e) if less than all the Series 1 Class B Preferred Shares represented by a certificate are redeemed, a new certificate for the balance will be issued at the expense of the Company in the name of the holder who required the redemption;

(f) on and after the Redemption Date, the holder of a Series 1 Class B Preferred Share to be redeemed will not be entitled to exercise any of the rights of a member in respect thereof unless payment of the Retraction Amount is not made on presentation of the certificate therefor in accordance with the provisions of this Article, in which case the rights of such holder will remain unaffected;

(g) if the holder of a Series 1 Class B Preferred Share to be redeemed fails to present and surrender the certificate representing the Series 1 Class B Preferred Share on the Redemption Date, the Company may deposit the Retraction Amount of the Series 1 Class B Preferred Share in a special account in any chartered bank or trust company to be paid without interest to or to the order of such holder upon presentation and surrender to such chartered bank or trust company of the said certificate, and upon the making of such deposit every Series 1 Class B Preferred Share in respect of which the deposit is made will be deemed to be redeemed and the rights of the holder thereof after such deposit will be limited to receiving without interest the Retraction Amount therefor so deposited against presentation and surrender of the certificate representing the Series 1 Class B Preferred Share;

(h) the Company may waive notice of redemption, and if the notice is waived the holder will be deemed to have given a notice specifying as the date for redemption, and the Redemption Date shall be, the date on which the redemption occurs;

(i) if at the Redemption Date less than all Series 1 Class B Preferred Shares in respect of which notice of redemption has been received

may lawfully be redeemed, only so many thereof as may then be lawfully redeemed shall be redeemed, and if at that date notice of redemption has been received from more than one holder, the Series 1 Class B Preferred Shares shall be redeemed pro rata according to the respective numbers of Series 1 Class B Preferred Shares specified to be redeemed in notices of redemption which have been received;

(j) if at the Redemption Date less than all Series 1 Class B Preferred Shares in respect of which notice of redemption has been received may lawfully be redeemed, the Series 1 Class B Preferred Shares in respect of which notice of redemption has been received and which are not redeemed on the Redemption Date (the "Unredeemed Shares") shall be redeemed by payment to the respective registered holders of the Unredeemed Shares of the Retraction Amount therefor, on the earliest subsequent date, as determined by the Directors, on which the Company could redeem all of the Unredeemed Shares without breach of any of the provisos contained in this Article 26.1(iii);

(k) if a Series 1 Class B Preferred Share is deemed to be redeemed pursuant to clause (g) above, the holder of the Series 1 Class B Preferred Share at the time of the deemed redemption may not transfer any Series 1 Class B Preferred Shares until the holder has presented and surrendered to the Company or, if applicable, the chartered bank or trust company with which the Retraction Amount has been deposited, a certificate or certificates representing not less than the number of Series 1 Class B Preferred Shares held by the holder so deemed to be redeemed; and

(l) the Company shall not be required to redeem any Series 1 Class B Preferred Shares under this Article 26.1(iii) in respect of which no notice of redemption has been received by the Company.

(iv) <u>Redemption</u>

Subject to applicable law, the Company may, at its option, redeem all at any time, or any part from time to time, of the then outstanding Series 1 Class B Preferred Shares in accordance with the following rules and procedures:

(a) the redemption price for each Series 1 Class B Preferred Share is One Hundred Dollars ($100) plus an amount equal to any dividends declared thereon but unpaid at the Redemption Date (as defined in clauses (e) and (k) below) (together, the "Redemption Price");

(b) subject to this Article 26.1 (iv), the Company may at any time redeem any Series 1 Class B Preferred Shares then outstanding by paying to the holder of such share the Redemption Price therefor;

(c) if less than all the outstanding Series 1 Class B Preferred Shares are at any time to be redeemed, the number of Series 1 Class B Preferred Shares of each holder to be redeemed, unless the directors otherwise determine, in their discretion at any time, will be that proportion of the number of Series 1 Class B Preferred Shares held by the holder that the total number of Series 1 Class B Preferred Shares to be redeemed bears to the total number of Series 1 Class B Preferred Shares outstanding, except that the Company will not be required to redeem any fraction of a Series 1 Class B Preferred Share;

(d) subject to clause (k), the Company will, at least 21 days before the Redemption Date (as defined in clauses (e) and (k) below), send notice of the redemption to each person who at the date the notice is delivered or sent is the holder of a Series 1 Class B Preferred Share to be redeemed, but accidental failure to send any such notice to one or more of such holders will not affect the validity of the redemption;

(e) a notice of redemption will set out the date on which redemption is to take place (the "Redemption Date"), the Redemption Price per share and the number of Series 1 Class B Preferred Shares held by the person to whom the notice is directed to be redeemed;

(f) on or after the Redemption Date, the Company will, on presentation and surrender at the registered office of the Company, or at such other place as the Company may specify in the notice of redemption, of the certificate representing a Series 1 Class B Preferred Share to be redeemed, pay or cause to be paid, to or to the order of the holder of the Series 1 Class B Preferred Share, the Redemption Price therefor;

(g) a Series 1 Class B Preferred Share in respect of which the Redemption Price is paid as provided in this Article, is thereupon redeemed and cancelled and returned to the status of an authorized but unissued share in the capital of the Company and the certificate representing the Series 1 Class B Preferred Share will be cancelled;

(h) if less than all the Series 1 Class B Preferred Shares represented by a certificate are redeemed, a new certificate for the balance will be issued at the expense of the Company in the name of the holder specified in the cancelled certificate;

(i) after the Redemption Date, the holder of a Series 1 Class B Preferred Share to be redeemed will not be entitled to exercise any of the rights of a member in respect thereof unless payment of the Redemption Price is not made on presentation of the certificate therefor in accordance with the provisions of this Article 26.1(iv), in which case the rights of such holder will remain unaffected;

(j) if the holder of a Series 1 Class B Preferred Share to be redeemed fails to present and surrender the certificate representing the Series 1 Class B Preferred Share on the Redemption Date, the Company may deposit the Redemption Price of the Series 1 Class B Preferred Share in a special account in any chartered bank or trust company to be paid without interest to or to the order of such holder upon presentation and surrender to such chartered bank or trust company of the said certificate, and upon making such deposit every Series 1 Class B Preferred Share in respect of which the deposit is made will be deemed to be redeemed and the rights of the holder thereof after such deposit will be limited to receiving without interest the Redemption Price therefor so deposited against presentation and surrender of the certificate representing the Series 1 Class B Preferred Share;

(k) a holder of a Series 1 Class B Preferred Share may waive notice of redemption, and if the notice is waived the Company will be deemed to have given a notice specifying as the date for redemption, and the Redemption Date shall be, the date on which the redemption occurs; and

(l) if a Series 1 Class B Preferred Share is deemed to be redeemed pursuant to clause (j) above, the holder of the Series 1 Class B Preferred Share at the time of the deemed redemption may not transfer any Series 1 Class B Preferred Shares until the holder has presented and surrendered to the Company or, if applicable, the chartered bank or trust company with which the redemption money has been deposited, a certificate or certificates representing not less than the number of Series 1 Class B Preferred Shares held by the holder so deemed to be redeemed.

(v) Liquidation

In the event of liquidation, dissolution or winding-up of the Company, or other distribution of the assets of the Company among its members for the purpose of winding up its affairs, whether voluntary or involuntary, there will be paid to each holder of Series 1 Class B Preferred Shares, in respect of each Series 1 Class B Preferred Share held by the holder, in preference to and priority over any distribution or payment on any Class A Common Shares in the capital of the Company or shares of any other class of shares ranking junior to the Series 1 Class B Preferred Shares in the event of such liquidation, dissolution or winding-up or such other distribution, but pari passu with the shares of any other series of Class B Preferred Shares, the sum of One Hundred Dollars ($100) plus an amount equal to all dividends declared thereon but unpaid at the time of the liquidation, dissolution or winding-up of the Company or such other distribution of the assets of the Company, and after such payment the holders of Series 1 Class B Preferred

Shares will not, as such, be entitled to participate in any further distribution of the property or assets of the Company."."

Certified a true copy the 12th day of May, 1997.

LAWSON LUNDELL LAWSON & McINTOSH

Per: C. Longcroft
(Signature)

Solicitors
(Relationship to company)

CAROLINE A. LONGCROFT
*Barrister & Solicitor*
1600 - 925 W. GEORGIA ST.
VANCOUVER, B.C. V6C 3L2
(604) 685-3456

Pursuant to section 217 of the *Company Act*, R.S. 1996, c. 62, a copy of the Memorandum of the Company, as altered by the aforementioned resolution of the directors of the Company, is attached hereto as Schedule A.

## SCHEDULE A

Altered Memorandum

(As altered by Resolution of the Directors passed April 29, 1997)

Province of British Columbia
Company Act

# MEMORANDUM

of

Fletcher Challenge Canada Limited

---

1. The name of the Company is Fletcher Challenge Canada Limited.

2. The authorized capital of the Company consists of 250,000,000 shares without par value divided into 100,000,000 Class B Preferred Shares, of which 1,572,926 shares are designated Series 1 Class B Preferred Shares, and 150,000,000 Class A Common Shares.

***COMPANY ACT***

*CANADA*
*PROVINCE OF BRITISH COLUMBIA*

***I Hereby Certify that*** **the documents annexed hereto and relating to FLETCHER CHALLENGE CANADA LIMITED are true copies of the documents on file with the Registrar of Companies.**

***Issued under my hand and Seal of Office***
***at Victoria, British Columbia,***
***on April 30, 1996***

JOHN S. POWELL
***Registrar of Companies***

EBY CERTIFY THAT THIS IS A COPY
A DOCUMENT FILED WITH THE
REGISTRAR OF COMPANIES
JAN 28 1993
V. Adam
FOR REGISTRAR OF COMPANIES
FOR THE PROVINCE OF BRITISH COLUMBIA

PROVINCE OF BRITISH COLUMBIA

FORM 20
(Section 371)

Certificate of Incorporation No. 105483

COMPANY ACT

ORDINARY RESOLUTION

The following ordinary resolution was passed by the undermentioned company on the date stated:

Name of company: FLETCHER CHALLENGE CANADA LIMITED

Date resolution passed: January 25, 1993

Resolution

"RESOLVED THAT:

1. The authorized capital of the Company be increased, from 190,000,000 shares divided into 90,000,000 Class A Common Shares without par value (of which as at December 10, 1992 77,058,021 were issued) and 100,000,000 Class B Preferred Shares without par value, to 250,000,000 shares divided into

(a) 150,000,000 Class A Common Shares without par value (of which as at December 10, 1992 77,058,021 were issued), and

(b) 100,000,000 Class B Preferred Shares without par value; and

2. Paragraph 2 of the memorandum of the Company be altered to read

"2. The authorized capital of the Company consists of 250,000,000 shares divided into 150,000,000 Class A Common Shares without par value, and 100,000,000 Class B Preferred Shares without par value."

3. The Memorandum as altered by this resolution be in the form attached hereto and marked Schedule "A".

Certified a true copy January 28, 1993.

(Signature) ______
LARRY S. HUGHES
for LANG MICHENER
(Relationship to Company) Solicitor

CORPSERV\CHM\FCCL.DOCS

SCHEDULE "A"

As altered by Ordinary Resolution
dated January 25, 1993

BRITISH COLUMBIA

COMPANY ACT

ALTERED
MEMORANDUM

of

FLETCHER CHALLENGE CANADA LIMITED

1. The name of the Company is FLETCHER CHALLENGE CANADA LIMITED.

2. The authorized capital of the Company consists of 250,000,000 shares divided into 150,000,000 Class A Common Shares without par value, and 100,000,000 Class B Preferred Shares without par value.

CANADA

PROVINCE OF BRITISH COLUMBIA

NUMBER

105483

Province of British Columbia

Ministry of Finance and Corporate Relations

REGISTRAR OF COMPANIES

COMPANY ACT

# CERTIFICATE

I HEREBY CERTIFY THAT

BRITISH COLUMBIA FOREST PRODUCTS LIMITED

HAS THIS DAY CHANGED ITS NAME TO THE NAME

FLETCHER CHALLENGE CANADA LIMITED

GIVEN, UNDER MY HAND AND SEAL OF OFFICE

AT VICTORIA, BRITISH COLUMBIA

THIS 2ND DAY OF SEPTEMBER, 1988

B. BECKWITH
ASST. DEPUTY REGISTRAR OF COMPANIES

FORM 21
(Section 371)

PROVINCE OF BRITISH COLUMBIA

COMPANY ACT

Amalgamation #105,483

SPECIAL RESOLUTIONS

The following special resolutions were passed by the undermentioned Company on the date stated:

Name of Company: BRITISH COLUMBIA FOREST PRODUCTS LIMITED

Date resolutions passed: 2 September 1988

Resolutions:

1. RESOLVED as a Special Resolution that the Company change its name to Fletcher Challenge Canada Limited, and that Clause 1 of the Memorandum of the Company be altered to read as follows:

   "1. The name of the Company is Fletcher Challenge Canada Limited."

2. RESOLVED as a Special Resolution that all restrictions on the business that the Company is permitted to carry on be cancelled and that Clause 2 of the Memorandum of the Company be deleted.

3. RESOLVED as a Special Resolution that the authorized capital of the Company be altered by:

   a) redesignating the Common Shares without par value as Class A Common Shares and creating an additional 30,000,000 Class A Common Shares without par value, so that the total number of Class A Common Shares authorized shall be 90,000,000 Class A Common Shares;

   b) cancelling all of the 240,000 6% Cumulative Redeemable Preferred Shares with a par value of $50 each, none of which are allotted or issued;

   c) creating 100,000,000 Class B Preferred Shares without par value;

   d) cancelling the special rights, restrictions, limitations and conditions attaching to the 6% Cumulative Redeemable Preferred Shares and deleting Clause 4 of the Memorandum of the Company;

   e) creating, defining and attaching to the Class B Preferred Shares the special rights and restrictions set out in Part 25 of the

Articles of the Company as set out in subparagraph (g) of this resolution;

f) renumbering Clause 3 of the Memorandum of the Company as Clause 2 thereof and altering it to read as follows:

"2. The authorized capital of the Company consists of 190,000,000 shares without par value consisting of 100,000,000 Class B Preferred Shares and 90,000,000 Class A Common Shares"; and

g) adding the following as Part 25 of the Articles of the Company, namely:

"PART 25
CLASS B PREFERRED SHARES

25.1 The following special rights and restrictions are attached to the Class B Preferred Shares:

Class B Preferred Shares may at any time and from time to time be issued in one or more series. The Directors may from time to time by resolution passed before the issue of any shares of any particular series of Class B Preferred Shares alter the Memorandum of the Company to fix the number of shares in, and to determine the designation of the shares of, that series, and alter the Articles of the Company to create, define and attach special rights and restrictions to the Class B Preferred Shares of that series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or amount of dividends, whether cumulative, non-cumulative or partially cumulative, the dates, places and currencies of payment thereof, the consideration for, and the terms and conditions of, any purchase for cancellation or redemption thereof, including redemption after a fixed term or at a premium, conversion or exchange rights, the terms and conditions of any share purchase plan or sinking fund, restrictions respecting payment of dividends on, or the repayment of capital in respect of, any other shares of the Company, provided that, except for such voting rights as may be attached to any series of the Class B Preferred Shares by the Directors, the holders of Class B Preferred Shares shall not be entitled as such to receive notice of, or to attend or vote at, any general meeting of the Company."

A copy of the memorandum as altered by the above resolutions is attached hereto.

CERTIFIED a true copy the 2 day of September, 1988.

WILLIAM R. STEEN
SECRETARY

D015:I:1

PROVINCE OF BRITISH COLUMBIA

COMPANY ACT

# M E M O R A N D U M

of

# FLETCHER CHALLENGE CANADA LIMITED

1. The name of the Company is Fletcher Challenge Canada Limited.

2. The authorized capital of the Company consists of 190,000,000 shares without par value consisting of 100,000,000 Class B Preferred Shares and 90,000,000 Class A Common Shares.

I HEREBY CERTIFY THAT THIS IS A COPY OF A DOCUMENT FILED WITH THE REGISTRAR OF COMPANIES ON

MAY 1 8 1988

REGISTRAR OF COMPANIES
FOR THE PROVINCE OF BRITISH COLUMBIA

**FORM 21**
*(Section 371)*

PROVINCE OF BRITISH COLUMBIA

Certificate of Incorporation No. 20,163

## COMPANY ACT

SPECIAL RESOLUTION

The following special resolution was passed by the undermentioned Company on the date stated:

Name of Company: BRITISH COLUMBIA FOREST PRODUCTS LIMITED

Date resolution passed: April 21, 1988

[see note (a)] Resolution:

"UPON MOTION IT WAS RESOLVED, as a Special Resolution, that Article 11.6 of the Articles of the Company be deleted in its entirety and that the following be substituted therefor:

"11.6 A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more proxyholders to attend, act and vote for him on the same occasion. If such member should appoint more than one proxyholder for the same occasion, he shall specify on the proxy the number of shares each proxyholder shall be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder."

Certified a true copy the 27th day of April, 1988.

(Signature) W.R. Steen

(Relationship to Company) Vice-President Finance and Secretary

[NOTE—
(a) Insert text of special resolution.
(b) See section 1 (1) for definition of "special resolution".]

BRITISH COLUMBIA FOREST PRODUCTS LIMITED

RESOLUTION AUTHORIZING CHANGE IN COMPANY ARTICLE 11.6

"UPON MOTION IT WAS RESOLVED, as a Special Resolution, that Article 11.6 of the Articles of the Company be deleted in its entirety and that the following be substituted therefor:

"11.6 A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more proxyholders to attend, act and vote for him on the same occasion. If such member should appoint more than one proxyholder for the same occasion, he shall specify on the proxy the number of shares each proxyholder shall be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder."

The undersigned, WILLIAM R. STEEN, Secretary of BRITISH COLUMBIA FOREST PRODUCTS LIMITED, hereby certifies that the foregoing is a true and correct copy of a resolution passed by the Directors of British Columbia Forest Products Limited on April 23, 1988.

DATED at Vancouver, B.C., this 25th day of April, 1988.

William R. Steen
Secretary

PROVINCE OF BRITISH COLUMBIA

"COMPANIES ACT"

CERTIFICATE

No. 105,483

I HEREBY CERTIFY that BRITISH COLUMBIA FOREST PRODUCTS LIMITED, which was incorporated on the 31st day of January, 1946, under Certificate No. 20,163, CATARACT LAKE LOGGING LTD., which was incorporated on the 26th day of March, 1959 under Certificate No. 44,258, METROPOLITAN METALS LTD., which was incorporated on the 5th day of May, 1959 under Certificate No. 44,639, DOUGLAS PLYWOOD LTD., which was incorporated on the 17th day of May, 1961 under Certificate No. 50,507, CROFTON PULP AND PAPER LIMITED, which was incorporated on the 19th day of December, 1962 under Certificate No. 55,308, THE CATTERMOLE-TRETHEWEY HOLDINGS LTD., which was incorporated on the 23rd day of February, 1956 under Certificate No. 35,746, C. & W. LOGGING LTD., which was incorporated on the 22nd day of February, 1955, under Certificate No. 33,396, TRETHEWEY-WELLS TIMBER LTD., which was incorporated on the 6th day of June, 1957 under Certificate No. 39,093, FOURMAX LOGGING LIMITED, which was incorporated on the 29th day of October, 1956 under Certificate No. 37,585, CALVIN LOGGING LTD., which was incorporated on the 3rd day of May, 1957 under CertificateNo. 38,858, TRETHEWEY LOGGING COMPANY LTD., which was incorporated on the 16th day of June, 1950 under Certificate No. 26,146, LUTZ LOGGING LTD., which was incorporated on the 25th day of August, 1955 under Certificate No. 34,592, EMPIRE BOX COMPANY LIMITED, which was incorporated on the 18th day of February, 1924 under Certificate No. 7298, TRETHEWEY INDUSTRIES LIMITED, which was incorporated on the 22nd day of May, 1919 under Certificate No. 4195 (1910), O. & O. MOBILE LOGGERS LTD., which was incorporated on the 3rd day of August, 1962 under Certificate No. 54,273, ALEXANDRA FOREST HOLDINGS LTD., which was incorporated on the 22nd day of January, 1964 under Certificate No. 59,02

WILLCOCK & GR[illegible] LOGGING LTD., which was incorporated on the 25th [illegible] [illegible]ch, 1960 under Certificate No. 47,409, METROPOLITAN METALS HOLDINGS LTD., which was incorporated on the 5th day of May, 1959 under Certificate No. 44,640, ALEXANDRA FOREST INDUSTRIES LTD., which was incorporated on the 13th day of October, 1961 under Certificate No. 51,634, DOUGLAS PLYWOOD LOG SALES LTD., which was incorporated on the 9th day of May, 1963 under Certificate No. 56,617, F. SING LTD., which was incorporated on the 9th day of September, 1953 under Certificate No. 30,756, THE CATTERMOLE-TRETHEWEY CONTRACTORS LTD., which was incorporated on the 23rd day of December, 1955 under Certificate No. 35,280, NALOS LOGGING LTD., which was incorporated on the 17th day of September, 1941 under Certificate No. 17,643, F. & R. LOGGING CO. LIMITED, which was incorporated on the 7th day of January, 1942 under Certificate No. 17,759, and NORTHERN CEDAR CO. LTD., which was incorporated on the 25th day of January, 1950 under Certificate No. 25,561, are this day amalgamated pursuant to section 178 of the "Companies Act" as one Public company with the name British Columbia Forest Products Limited.

GIVEN under my hand and seal of office at Victoria, B.C. this thirtieth day of December, one thousand nine hundred and seventy-one

A. H. HALL

REGISTRAR OF COMPANIES